Exhibit 10.1

CONSULTING SERVICES AGREEMENT

咨询服务协议

This Consulting Services Agreement (this “Agreement”) is dated Sep 20th, 2018, and is entered into in Hangzhou, People’s Republic of China (“PRC” or “China”) by and among Hangzhou Ruiran Technology Co., Ltd (“Party A”), and [●] (“Party B”), Party A and Party B are referred to collectively in this Agreement as the “Parties”.

本咨询服务协议（“本协议”）于2018年9月20日在中华人民共和国（“PRC”或“中国”）杭州市，由杭州瑞然科技有限公司（“甲方”）以及[●]（“乙方”）协商一致签订。甲方和乙方总称为“双方”。

RECITALS

前言

(1)	Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in development, service, consultation and transfer of internet information technology, communication equipment, electronic products and computer hardware and software (collectively the “Business”);;

甲方为根据中国法成立的外商独资企业，专业从事网络信息技术、通讯设备、电子产品、计算机软硬件的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）；

(2)	Party B is mainly engaged in development, service, consultation and transfer of internet information technology, computer hardware and software, internet communication technology, e-commerce technology, new energy technology, multimedia technology and electronic products (collectively the “Business”);

乙方主要从事计算机网络技术、计算机软硬件、网络通信技术、电子商务技术、新能源技术、多媒体技术、电子产品的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）；

(3)	Party B desires that Party A provide Party B with consulting and other relevant services in connection with the Business; and

乙方期望甲方提供技术咨询服务和其他与乙方从事业务相关的服务给乙方；与

(4)	The Parties are entering into this Agreement to set forth the terms and conditions under which Party A shall provide consulting and other related services to Party B.

双方签订本协议以确定相关条款和条件，据于此，甲方将向乙方提供咨询以及其他相关服务。

NOW THEREFORE, the Parties agree as follows:

为此，双方签订以下协议，以资双方遵守：

1.	DEFINITIONS (定义)

1.1 In this Agreement the following terms shall have the following meanings:

本协议中以下词组应具有以下含义：

“Affiliate,” with respect to any Person, shall mean any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether by ownership of securities or partnership or other ownership interests, or by contract or otherwise);

“关联人”，指的是对于任何人而言，直接或者间接地予以控制的、或者被其控制、或者共同被他人控制的某人。在本定义中，控制指的是直接或者间接拥有，具有能力直接或者间接影响管理的方向和政策（不管是通过股份所有权还是通过合伙或者其他所有权权益，这种安排可以通过合同或者其他形式进行）；

“Consulting Services Fee” shall be as defined in Clause 3.1;

“咨询服务费”由第3.1条进行定义；

“Indebtedness” shall mean, as to any Person, any one of the following: (i) money borrowed by such Person (including principal, interest, fees and charges) for the deferred purchase price of any property or services, (ii) the face amount of all letters of credit issued to such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Encumbrance on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under any lease for which such Person is the lessee, or (v) all contingent obligations (including, without limitation, all guarantees to third parties) of such Person;

“债务”指的是，对任何人而言，下述情况之一（i）所有因此类人的借款以便还清迟延支付的购买财产价款或者服务费而产生的债务（包括本金，利息，费用和收费），（ii）所有应当由此类人支付的信用证以及由此出具的票据的票面价值，（iii）任何由设置于此类人拥有的财产之上的担保的责任，不管此类人是否承担了这些责任，（iv）此类人作为租赁人应当支付的租约总金额，或（v）所有此类人的或有债务（包括但不限于向所有第三方作出的担保）；

Consulting Services Agreement

“Encumbrance” shall mean any guarantee, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under recording or notice statute, and any lease having substantially the same effect as any of the foregoing);

“担保”指的是任何保证、抵押、质押、担保、转让、存款安排、权利负担，留置（法定或者其他），优惠，优先权或者任何其他性质种类的担保安排（包括但不限于任何有条件的出售或者其他所有权保留协议，根据法定形式签发的任何融资或者类似的申明或者通知，以及任何与前述安排具有实质性相同效果的租约）；

“Person” shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization, entity or other organization or any government body;

“人”，指的是任何个人，公司，自愿性的组织，合伙，合资企业，信托，非公司型组织，团体或者其他组织和政府机构；

“PRC” means the People’s Republic of China;

“PRC” 指的是中华人民共和国；

“Services” means the services to be provided under the Agreement by Party A to Party B, as more specifically described in Clause 2.

“服务”指的是本协议下，由甲方向乙方提供的服务，由第二条详细解释。

1.2 The headings in this Agreement shall not affect the interpretation of this Agreement.

本协议中的标题不应当影响对本协议的解释。

2.	RETENTION AND SCOPE OF SERVICES (聘用和服务范围)

2.1 Party B hereby agrees to retain the services of Party A, and Party A accepts such appointment, to provide to Party B services in relation to the current and proposed operations of Party B’s business in the PRC pursuant to the terms and conditions of this Agreement (the “Services”). The Services shall include, without limitation:

乙方在此同意聘用甲方为其提供服务，并且甲方依据本协议规定的条款，接受聘用，向乙方在中国正在开展或者即将开展的业务提供相关服务 （“服务”）。服务包括但不限于：

(a) General Business Operation. Provide general advice and assistance relating to the management and operation of Party B’s business.

一般业务经营。提供和管理、运行与乙方业务相关的咨询服务和协助。

Consulting Services Agreement

(b) Human Resources.

人力资源。

(i) Provide general advice and assistance in relation to the staffing of Party B, including assistance in the recruitment, employment and secondment of management personnel, administrative personnel and staff of Party B;

为乙方的人事提供建议和协助，包括乙方管理人员、行政人员与普通员工的招募、雇佣、调任等；

(ii) Provide training of management, staff and administrative personnel;

提供管理层、员工和行政人员的培训；

(iii) Assist Party B to establish an efficient payroll management system; and

协助乙方建立健全的薪金管理体系；与

(iv) Provide assistance in the relocation of Party B’s management and staff.

对于乙方管理人员和员工的重新安置提供建议和协助。

(c) Business Development. Provide advice and assistance in business growth and development of Party B.

业务发展。对乙方的业务发展提供建议和协助。

(d) Other. Such other advice and assistance as may be agreed upon by the Parties.

其他。双方同意的其他建议和协助。

2.2 Exclusive Services Provider. During the term of this Agreement, Party A shall be the exclusive provider of the Services. Party B shall not seek or accept similar services from other providers without the prior written approval of Party A.

排他性的服务提供者。在本协议有效期间，甲方应当是排他性的服务提供者。除非获得了甲方事先书面同意，乙方不可以寻求或者接受来自其他服务提供者类似的服务。

Consulting Services Agreement

2.3 Intellectual Property Rights Related to the Services. Party A shall own all intellectual property rights developed or discovered through research and development in the course of providing Services or derived from the provision of the Services. Such intellectual property rights shall include patents, trademarks, trade names, copyrights, patent application rights, copyright and trademark application rights, research and technical documents and materials, and other related intellectual property rights including the right to license or transfer such intellectual property rights. If Party B requires the use of Party A’s intellectual property rights, Party A agrees to grant such intellectual property rights to Party B on terms and conditions to be set forth in a separate agreement.

有关服务的知识产权。在提供服务过程中，甲方应当拥有所有由服务产生的通过开发和研究获得的知识产权。此类知识产权应当包括专利、商标、商号、版权、专利申请权、版权或者商标申请权，研究及技术文件资料，以及其他有关的知识产权（包括许可、转让此类知识产权的权利）。如果乙方要求使用甲方的知识产权，甲方应当通过和乙方签订独立的协议授予乙方此类权利。

2.4 Pledge. Party B shall permit and cause the owners of Party B to pledge their equity interests in Party B to Party A for securing the payment of the Consulting Services Fee as required pursuant to this Agreement.

质押。乙方应当允许和促使乙方股东向甲方出质其在乙方的股权以便保证乙方向甲方支付本协议规定的咨询服务费。

3. PAYMENT (支付)

3.1 General.

普通条款。

(a) In consideration of the Services to be provided by Party A hereunder, Party B shall pay to Party A consulting services fees (the “Consulting Services Fee”) to be determined and paid in the manner as listed in Annex 1 during the term of this Agreement.

就甲方提供的服务，乙方应当在本协议有效期间向甲方支付咨询服务费（“咨询服务费”），该费用将依附件1规定的方式决定和支付。

Consulting Services Agreement

(b) Party B will permit, from time to time during regular business hours as reasonably requested by Party A, its agents or representatives (including independent public accountants, which may be Party B’s independent public accountants), (i) to conduct periodic audits of the financial books and records of Party B, (ii) to examine and make copies and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Party B, (iii) to visit the offices and properties of Party B for the purpose of examining such materials described in clause (ii) above, and (iv) to discuss matters relating to the performance by Party B hereunder with any of the officers or employees of Party B having knowledge of such matters. Party A may exercise the audit rights described herein at any time, provided that Party A provides a ten (10) day written notice to Party B specifying the scope, purpose and duration of such audit. All such audits shall be conducted in such a manner as not to interfere with Party B’s normal operations.

乙方应当允许，在通常的工作时间，根据甲方或者其代理人或者代表的要求（包含独立的注册会计师，其可能是乙方的独立的注册会计师）(i) 对乙方的账簿和财务记录进行审计，(ii) 对乙方持有的或管理的所有的账簿，财务记录和文件进行摘要，检查和备份（包括但不限于电脑磁盘和磁带），(iii) 造访乙方的办公场所和财产以便对上述(ii)中的材料进行审查，(iv) 和乙方了解情况的雇员讨论乙方的经营活动。甲方可以在任何时间行使本条规定的审计权，只要提前十天向乙方提供书面的通知确定审计的范围，目的和持续时间即可。所有此类的审计不应当影响乙方的正常经营活动。

3.2 Party B shall not be entitled to set off any amount it may claim is owed to it by Party A against any Consulting Services Fee payable by Party B to Party A unless Party B first obtains Party A’s prior written consent.

乙方不应当把其应当向甲方支付的咨询服务费和甲方可能的欠款自行抵消，除非乙方已获得了甲方的书面同意。

3.3 The Consulting Services Fee shall be paid in RMB by telegraphic transfer to Party A’s bank account No.______________, or to such other account or accounts as may be specified in writing from time to time by Party A.

咨询服务费应当以人民币通过电汇的方式汇至甲方账户： ，或者甲方在不时通过书面确定的其他账户。

3.4 Should Party B fail to pay all or any part of the Consulting Services Fee due to Party A in RMB under this Clause 3 within the time limits stipulated, Party B shall pay to Party A interest in RMB on the amount overdue based on the three (3) month lending rate for RMB published simultaneously by the Bank of China on the relevant due date.

如果乙方没有依据本第三条的规定在规定的期间内，以人民币支付全部或者部分人民币咨询服务费，乙方应当向甲方支付未付款的人民币利息；相关利息的支付应当依据中国银行公布的三月期银行贷款利率。

3.5 All payments to be made by Party B hereunder shall be made free and clear and without any consideration of tax deduction, unless Party B is required to make such payment subject to the deduction or withholding of tax.

所有本条规定的乙方的支付义务不包含任何扣减和税负考虑，除非乙方被要求在扣除后或者代扣税后进行支付。

Consulting Services Agreement

4. UNDERTAKINGS OF PARTY B (乙方保证)

Party B hereby agrees that, during the term of the Agreement:

乙方在此同意，在本协议有效期间：

4.1 Information Covenants. Party B shall provide to Party A:

信息条款。乙方将提供甲方：

4.1.1 Preliminary Monthly Reports. Within five (5) days after the end of each calendar month the preliminary income statements and balance sheets of Party B made up to as of the end of such calendar month, in each case prepared in accordance with the generally accepted accounting principles of the PRC.

初期月报。每公历月度的满后五天内，乙方依据中国公认会计原则制作的月收入报表和资产负债表。

4.1.2 Final Monthly Reports. Within ten (10) days after the end of each calendar month, a final report from Party B on the financial and business operations of Party B as of the end of such calendar month, setting forth the comparison of financial and operation figures for the corresponding period in the preceding financial year, in each case prepared in accordance with generally accepted accounting principles of the PRC.

最后月报。在每个公历月度结束后十天之内，乙方制作的，用以说明其财务状况、经营成绩、以及与往年同期的比较的报表，该报表依据中国公认会计原则制作。

4.1.3 Quarterly Reports. As soon as available and in any event within forty-five (45) days after each Quarterly Period (as defined below), unaudited consolidated and consolidating statements of income, retained earnings and changes in financial positions of Party B and its subsidiaries for such Quarterly Period, and for the period from the beginning of the relevant fiscal year to such Quarterly Date, and the related consolidated and consolidating balance sheets as of such Quarterly Period, setting forth in each case the actual versus budgeted comparisons and a comparison of the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of Party B’s Chief Financial Officer, and such certificate shall state that the said financial statements fairly represent the consolidated and consolidating financial conditions and results of operations, as the case may be, of Party B and its subsidiaries, in accordance with the general accepted accounting principles of the PRC for such period (subject to normal year-end audit adjustments and the preparation of notes for the audited financial statements). For the purpose of this Agreement, a “Quarterly Period” shall mean the last day of March, June, September and December of each year, the first of which shall be the first Quarterly Period following the date of this Agreement; provided that if any such Quarterly Period is not a business day in the PRC, then such Quarterly Period shall be the next succeeding business day in the PRC.

季报。在每季度结束后45天内制作的，乙方及其子公司未审计的合并和未合并收入报表，未分配利润和乙方财务状况的变化的报表；如果可能的话，每季度及从每财务年度的开始到季报制作日，相关合并和未合并报表，并且以比照形式和去年同期的相关报表列于一处。相关报表应有乙方首席财务官的证明。该证明应当申明相关财务报表依法提供了乙方及其子公司合并及未合并的财务状况和经营业绩，并且该报表的制作符合中国公认会计原则（相关数据应以年度审计的调整和相关已审计的财务报表为准）。在本协议中，“a Quarterly Period”的含义是：每年三月份，六月份，九月份和十二月份的最后一天，第一次Quarterly Period应当是本协议签订日后的以上月份的最后一天。如果上述日期在中国不是营业日，那么相关日期应推迟到此后的第一个营业日。

Consulting Services Agreement

4.1.4 Annual Audited Accounts. Within 90 days after the end of the financial year, Party B’s annual audited accounts (setting forth in each case the comparison of the corresponding figures for the preceding financial year), shall be prepared in accordance with the generally accepted accounting principles of the PRC.

年度审计。每会计年度结束后九十天之内，乙方年度审计账目（以比较形式与去年同期进行对比）应以中国公认会计原则制作。

4.1.5 Budgets. At least ninety (90) days prior to the beginning of Party B’s fiscal year, Party B shall prepare a budget in a form satisfactory to Party A (including budgeted statements of income and sources and uses of cash and balance sheets) for each of the four quarters of such fiscal year accompanied by the statement of Party B’s Chief Financial Officer, to the effect that, to the best of his or her knowledge, the budget is a reasonable estimate for the corresponding period.

预算。每财务年度开始前90天，乙方应准备一份使甲方能够接受的乙方之预算（包括预算收入、资金来源、用途和资产负债表）。该预算应当包括每财务年度季度预算。该预算应由乙方首席财务官申明以确定根据其所知相关预算是对相关期间合理的估计。

4.1.6 Notice of Litigation. Party B shall notify Party A, within one (1) business day of obtaining the knowledge thereof, of (i) any litigation or governmental proceeding pending against Party B which could materially adversely affect the business, operations, property, assets, condition or prospects of Party B, and (ii) any other event which is likely to materially adversely affect the business, operations, property, assets, condition or prospects of Party B.

诉讼通知。在任何情况下，在乙方获知（i）任何尚未了结的诉讼或者政府行政程序即将对乙方的业务、经营、财产或者财务状况或者乙方未来的发展产生重大不利影响，以及（ii）任何其他有可能对乙方上述方面产生重大不利影响的情况后的一天之内，通知甲方。

4.1.7 Other Information. From time to time, such other information or documents as Party A may reasonably request.

其他情况。其他甲方不时合理要求的信息和文件（财务或者其他方面）。

Consulting Services Agreement

4.2 Books, Records and Inspections. Party B shall keep accurate books and records of its business activities and transactions according with PRC’s generally accepted accounting principles and all other legal requirements. During an appropriate time and within a reasonable scope requested by Party A, Party B will permit Party A’s officers and designated representatives to visit the premises of Party B and to inspect, under the guidance of Party B’s officers, Party B’s books and records, and to discuss the affairs, finances and accounts of Party B.

账簿、财务记录和审查。乙方应当保留相关账簿和财务记录，该记录应当完整，真实，并且准确地按照中国公认会计原则以及所有法律的要求制作，同时应当包含所有的交易和业务活动。乙方应当允许甲方的高级管理人员和任命的代表，在合适的时间，依据甲方合理要求的范围，在乙方高级管理人员的引导下对乙方财产进行检查，审查乙方的账簿和财务记录，并且和乙方高级管理人员讨论乙方的经营、财务和账目。

4.3 Corporate Franchises. Party B will do or cause to be done, all things necessary to preserve and keep in full force and effect its valid existence and maintain its material rights and licenses.

公司特许。乙方应当尽全力，保持其合法有效存续，及其拥有的重大权利、特许和许可的存在和效力。

4.4 Compliance with Laws. Party B shall abide by all applicable laws, regulations and orders of all relevant governmental administration, in respect to its business and the ownership of its property, including, without limitation, maintenance of valid and proper governmental approvals and licenses necessary to provide the services, unless such noncompliance could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition or prospects of Party B.

遵守法律。乙方就其业务、财产所有权（包括但不限于保持有效和合适的政府审批和许可以便提供相关服务）应当遵守所有适用的法律、法规、政府机构的行政命令；除非此类不遵守，总体而言，对乙方的业务、经营、财产和财务状况及未来发展不会带来重大不利影响。

5. NEGATIVE COVENANTS (不作为保证)

Party B covenants and agrees that, during the term of this Agreement, without the prior written consent of Party A:

乙方同意并且保证，在本协议有效期间，在没有事先获得甲方书面同意的情况下：

5.1 Equity. Party B will not issue, purchase or redeem any equity or debt securities of Party B.

股权。乙方不会发行，购买或者回购任何乙方的股权或者债权凭证。

Consulting Services Agreement

5.2 Encumbrances. Party B will not create, incur, assume or suffer to exist any Encumbrance upon or with respect to any property or assets (real or personal, tangible or intangible) of Party B whether existing or hereafter acquired, provided that the provisions of this Clause 5.2 shall not prevent the creation, incurrence, assumption or existence of:

担保。乙方不会设定、招致、承担或者承担任何加诸于其财产（动产或者不动产，有形或者无形）之上的担保，不管这类财产是现在拥有的还是之后获得的，但是本协议第5.2条没有阻止下列情况的产生、招致或者承受：

5.2.1 Encumbrances for taxes not yet due, or Encumbrances for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; and

未到期税款的担保，由善意及恰当程序提起争议的税款担保且为此已建立足够的保留；以及

5.2.2 Encumbrances in respect to Party B’s property or assets imposed by law, which were incurred in the ordinary course of business, and (i) which do not in the aggregate, materially detract from the value of Party B’s property or assets or materially impair the use thereof in the operation of Party B’s business or (ii) which are being contested in good faith by appropriate proceedings and proceedings which have the effect of preventing the forfeiture or sale of the property of assets subject to any such Encumbrance.

在通常业务中产生的，置于乙方财产之上的担保，并且（i）该担保不会在总体上重大减损此类财产的价值或者重大损害乙方在业务经营中对其的使用；或者（ii）此类担保通过合适的程序善意地进行，而此类程序依据担保的效力具有防止相关财产转移和出售的效力。

5.3 Consolidation, Merger, Sale of Assets, etc. Party B will not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that (i) Party B may sell inventory in the ordinary course of business and (ii) Party B may sell equipment which is uneconomic or obsolete, in the ordinary course of business.

合并、兼并和资产出售等。乙方不会进行清盘、清算或者解散，或者签订任何兼并合并协议、或者转让、出售、出租或者放弃（或者同意在未来进行任何前述的活动）所有或者其部分财产；不会购买或者另行获取（通过一次或者一系列相关联的交易行为）任何人的全部或者部分财产（除非通过正常的交易购买、获取任何存货、材料和设备）；除非（i）乙方在日常业务中出售存货；（ii）乙方在日常业务中出售其多余或者高成本的设备。

Consulting Services Agreement

5.4 Dividends. Without the approval of Party A, Party B will not declare or pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by Party B with respect to its capital stock), or set aside any funds for any of the foregoing purposes.

分红。未经甲方同意，乙方不会宣布任何红利方案或者支付红利，不会向其股东退返任何资本，不会授权或者直接向股东进行任何分配、支付或者交付任何财产或者现金；回赎、撤资、购买或者直接或者间接通过支付对价的方式获取现在已发行或者以后将发行的任何种类的资本（或者乙方依据其股本发行之任何期权或者股权凭证），不会为了前述的目的拨留款项。

5.5 Leases. Party B will not permit the aggregate payments (including, without limitation, any property taxes paid as additional rent or lease payments) by Party B under agreements to rent or lease any real or personal property to exceed US$ 30,000 or the equivalent calculated in RMB in any fiscal year of Party B.

租约。乙方不应当使其签订的任何动产、不动产租约总额（包括但不限于任何作为租金之外的不动产税费）在任何一个会计年度超过三万美元或等值人民币。

5.6 Indebtedness. Party B will not contract, create, incur, assume or suffer to exist any indebtedness, except accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by Party B in the ordinary course of business, which are to be repaid in full not more than one (1) year after the date on which such indebtedness is originally incurred to finance the purchase of goods by Party B.

债务。乙方不会签约、产生、招致、承受或者忍受相关债务的存在，除非：此类费用及应付款产生于通常的业务活动中，及产生于日常业务中乙方总还款期在一年以内的信用证（用以乙方购货）。

5.7 Advances, Investment and Loans. Without the approval of Party A, Party B will not lend money or grant credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that Party B may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms.

预付款、投资和借款。未经甲方同意，乙方不得出借、给予信用安排或者提供预付款给任何人，不得购买任何人的股权、义务或者证券及其相关利益，不得向任何人注资；除非：产生于通常的交易并且依照商业惯例是应当支付和履行的，乙方获得因此产生的应收账款。

Consulting Services Agreement

5.8 Transactions with Affiliates. Party B will not enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Party B, other than on terms and conditions substantially as favorable to Party B as would be obtainable by Party B at the time in a comparable arm’s-length transaction with a Person other than an Affiliate and with the prior written consent of Party A.

关联交易。无论是否是通常的交易，乙方不得和乙方的任何关联人进行任何或者一系列相关联的交易。除非获得甲方的书面批准，并且相关交易根据和非关联人进行一般公平交易的比较，对乙方具有重大利益。

5.9 Capital Expenditures. Party B will not make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which are capitalized in accordance with generally accepted accounting principles in the PRC and capitalized lease obligations) during any quarterly period which exceeds the aggregate the amount contained in the budget as set forth in Section 4.1.5.

资本支出。在任何季度期间内，乙方不得为任何固定资产或者资本财产（包括但不限于依据中国公认会计原则资本化的维持和修理费支出和资本化的租赁支出）支出超过本协议4.1.5条约定的总计预算额度。

5.10 Modifications to Debt Arrangements, Agreements or Articles of Association. Party B will not (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any existing Indebtedness or (ii) amend or modify, or permit the amendment or modification of, any provision of any existing Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing or (iii) amend, modify or change its Articles of Association or business license, or any agreement entered into by it, with respect to its capital stock, or enter into any new agreement with respect to its capital stock.

对于债权安排、协议或者章程的修改。乙方不会(i) 对于任何现存的债务进行任何自愿的、选择性的支付、预先的支付、回购或者获得。（包括但不限于为到期支付而在受托人处预存钱款或证券）(ii) 对于现存的任何债务或者与此有关的任何协议进行修正、修改或者允许这种修正或者修改（包括但不限于任何购买协议、契约、贷款协议或者担保协议）。(iii) 修正、修改或者改变其章程、营业执照、或者任何其签订的有关资本的协议；或者签订与其资本有关的新协议。

5.11 Line of Business. Party B will not engage (directly or indirectly) in any business other than those types of business prescribed within the business scope of Party B’s business license except with the prior written consent of Party A.

业务行业。乙方不会（直接或者间接）从事乙方营业执照确定的业务范围以外的业务，除非事先获得了甲方书面的同意。

Consulting Services Agreement

6. TERM AND TERMINATION (有效期和终止)

6.1 This Agreement shall take effect on the date of execution of this Agreement and this Agreement shall be in full force and effective until Party B’s valid operation term expires, unless terminated pursuant to Clause 6.2. Party A may, at its discretion, decide to renew or terminate this Agreement.

本协议自签署之日起生效，并在乙方存续期间一直有效。除非根据第6.2条终止，本协议应当保留完全的效力和强制力。甲方可以依其自主判断决定继续或终止本协议。

6.2 This Agreement may be terminated:

本协议在以下情况下终止：

6.2.1 By Party A’s giving written notice (including, but not limited to, the failure by Party B to pay the Consulting Services Fee) and such breach, if capable of remedy, has not been so remedied within fourteen (14) days, in the case of breach of a non-financial obligation, following the receipt of such written notice;

根据甲方发出的书面通知（包括但不限于乙方未支付相关咨询服务费），并且如果是可以补救的且是非金钱方面的违约，未在收到书面通知后14天内作出补救；

6.2.2 By Party A’s giving written notice to the Party B if the Party B becomes bankrupt or insolvent or is the subject of proceedings or arrangements for liquidation or dissolution or ceases to carry on business or becomes unable to pay its debts as they become due;

甲方向乙方发出书面通知，如果乙方破产或者进入了清算或者解散程序，不再开展任何业务或者无法支付到期债务；

6.2.3 By Party A’s giving written notice ;

因甲方的单方面通知而终止；

6.2.4 Party B’s business license or any other license or approval material for the business operations of Party B is terminated, cancelled or revoked;

乙方的营业执照或者对乙方经营具有重大影响的许可和批准被终止，取消或者撤销；

6.2.5 By Party A’s giving written notice to Party B if circumstances arise which materially and adversely affect the performance or the objectives of this Agreement; or

如果因为实际情况发生重大不利变化导致本协议的目标无法实现时，甲方向乙方发出书面通知；

Consulting Services Agreement

6.3 Any Party electing to terminate this Agreement pursuant to Clause 6.2 shall have no liability to the other Party for indemnity, compensation or damages arising solely from the exercise of such termination right, provided that the expiration or termination of this Agreement shall not affect the continuing obligation of Party B to pay any Consulting Services Fees already accrued or due and payable to Party A. Upon expiration or termination of this Agreement, all amounts then due and unpaid to Party A by Party B hereunder, as well as all other amounts accrued but not yet payable to Party A by Party B, shall thereby become due and payable by Party B to Party A.

一方有根据第6.2条终止本协议，并不承担仅由于行使该权利而产生的向另一方补偿和赔偿的责任。本协议的到期或者终止不应当影响已经产生的乙方向甲方支付咨询服务费的责任。在本协议终止或者到期时，本协议规定的任何到期未支付以及所有其他已经产生但是未到支付期的钱款，应当就此到期并且由乙方支付。

7. PARTY A’S REMEDY UPON PARTY B’S BREACH (甲方因为乙方违约而应得到的救济)

In addition to the remedies provided elsewhere under this Agreement, Party A shall be entitled to remedies permitted under PRC laws, including, without limitation, compensation for any direct and indirect losses arising from the breach and legal fees incurred to recover losses from such breach.

除了本协议其他规定提供的救济外，甲方应当有权获得中国法律规定的其他救济，包括但不限于对产生于此类违约直接或者间接引起的损失的补偿，以及为弥补损失而产生的法律费用。

8. AGENCY (代理)

The Parties are independent contractors, and nothing in this Agreement shall be construed to constitute either Party to be the agent, partner, legal representative, attorney or employee of the other for any purpose whatsoever. Neither Party shall have the power or authority to bind the other except as specifically set out in this Agreement.

双方为独立之签约人。并且本协议的任何规定不管任何原因均不得被解释为一方为另一方的代理人、合伙人、法定代表人、代表或者雇员等。除非本协议另有规定，任何一方均无权利或者授权去约束另一方。

9. GOVERNING LAW AND JURISDICTION (适用法和管辖)

9.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the PRC.

法律适用。本协议的适用法为中华人民共和国法律，并依据其进行解释。

Consulting Services Agreement

9.2 Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through amicable negotiations between the Parties. Such negotiations shall begin immediately after one Party has delivered to the other Party a written request for such negotiation. If, within forty-five (45) days following the date of such notice, the dispute cannot be settled through negotiations, the dispute shall, upon the request of either Party with notice to the other Party, be submitted to arbitration in China under the auspices of Hangzhou Arbitration Commission (the “HAC”). The Parties shall jointly appoint a qualified interpreter for the arbitration proceeding and shall be responsible for sharing in equal portions the expenses incurred by such appointment. The arbitration proceeding shall take place in Hangzhou, China. The outcome of the arbitration shall be final and binding and enforceable upon the Parties.

仲裁。双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。此类协商应当在一方向另一方递交请求协商的书面要求后立即进行。如果在通知发出后45天内争议仍无法通过协商解决，相关争议应当根据任一协议方向另一方发出的通知而提交杭州仲裁委员会（HAC）仲裁。双方应当联合任命一名合格的仲裁翻译并且对于由此产生的花费承担相同的比例。仲裁地为杭州。仲裁裁决是终局性的，对双方均有约束力，并可根据其条款予以强制执行。

9.2.1 Number and Selection of Arbitrators. There shall be three (3) arbitrators. Party B shall select one (1) arbitrator and Party A shall select one (1) arbitrator, and both arbitrators shall be selected within ten (10) days after giving or receiving the demand for arbitration. Such arbitrators shall be freely selected, and the Parties shall not be limited in their selection to any prescribed list. The chairman of the HAC shall select the third arbitrator. If a Party does not appoint an arbitrator who consents to participate within thirty (30) days after giving or receiving the demand for arbitration, the relevant appointment shall be made by the chairman of the HAC.

仲裁员的选择和数量。仲裁应当有三名仲裁员组成。甲方和乙方应当各选择一名仲裁员，并且这两名仲裁员应当在发出或者接受仲裁请求的10天内选择。此类仲裁员应当自由选择，同时双方不应当受到任何仲裁员名单的限制。HAC的主席应当选择第三名仲裁员。如果任意协议方没有在发出或接受仲裁请求30天内选出仲裁员，该仲裁员由HAC的主席指定。

9.2.2 Arbitration Language and Rules. Unless otherwise provided by the arbitration rules of HAC, the arbitration proceeding shall be conducted in Chinese. The arbitration tribunal shall apply the arbitration rules of the HAC in effect on the date of execution of this Agreement. However, if such rules are in conflict with the provisions of this clause, or with Section 9 of this Agreement, then the terms of Section 9 of this Agreement shall prevail.

语言与适用法律。除非HAC的仲裁规则另有规定，仲裁使用中文。仲裁庭应当使用本协议签字时HAC有效的仲裁规则。但是，如果此类规则和本条款或本协议第九节相冲突，应采用本协议第九节相关条款的规定。

Consulting Services Agreement

9.2.3 Cooperation; Disclosure. Each Party shall cooperate with the other Party in making full disclosure of and providing complete access to all information and documents requested by the other Party in connection with such proceedings, subject only to any confidentiality obligations binding on such Parties.

合作；披露。除非受到保密义务的限制，根据另一方的要求，每一方应当和另一方合作以期提供完全地披露与相关法律程序有关的信息和文件。

9.2.4 Jurisdiction. Judgment rendered by the arbitration may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the judgment or any order of enforcement thereof.

管辖权。仲裁委员会的裁决可以交予任何具有管辖权的法院，或者可以向其申请承认裁决或者强制执行裁决。

9.3 Continuing Obligations. The Parties shall continue their implementation of this Agreement during the period when the relevant dispute is being resolved.

持续之义务。在相关纠纷解决期间，双方应在其他各个方面继续履行本协议。

10. ASSIGNMENT (转让)

No part of this Agreement shall be assigned or transferred by either Party without the prior written consent of the other Party. Any such assignment or transfer shall be void, provided that Party A may assign its rights and obligations under this Agreement to an Affiliate without Party B’s consent.

在没有得到另一方事先书面同意的情况下，本协议的任何一部份都不能转让。任何此类的转让都无效。但是甲方可以不需乙方同意将其在本协议下的权利和义务转让给其关联人。

Consulting Services Agreement

11. NOTICES (通知)

Notices or other communications required to be given by any Party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or prepaid mail or by a recognized courier service or by facsimile transmission to the address of the other Party set forth below or to such other address of the Party as specified by such Party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date, or the fourth (4th) day after the delivery date of an internationally recognized courier service; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

任何一方根据本协议要求发出的通知或其他函件应以英文和中文制作，在以专人递送、或挂号信或邮资预付邮件、或知名邮件服务机构或传真方式等送达到下列相关双方的地址或者双方不时通知的地址。通知有效送达的日期应当由以下条件决定：(a) 由专人递送的通知，在递交时视作有效送达；(b) 通过邮递送达的，在邮资预付的航空挂号邮件投递后（见邮戳）的第十天视为有效送达；如果通过国际知名快递公司邮寄的，在投递后的第四天视为有效送达；(c) 如果一份邮件是通过传真递送的，在相关文件传输确认单上显示的接受时间应当视作有效送达日期。

Party A 甲方:	Hangzhou Ruiran Technology Co., Ltd 杭州瑞然科技有限公司
Address: Room 803, 8 / f, north tower, modern international building, no. 159 tianmu road, lingyin street, xihu district, hangzhou, zhejiang 地址：浙江省杭州市西湖区灵隐街道天目山路159号（现代国际大厦北座8层803室）
Legal Representative: WU, Haotian 法定代表人：吴昊天
Fax: 26890017-8316 传真26890017-8316
Tel: 18721304669 电话：18721304669

Party B: 乙方	[●] [●]
Address: [●] 地址：[●]
Attn: [●] 联系人：[●]
Fax: [●] 传真：[●]
Tel: [●] 电话：[●]

Consulting Services Agreement

12. GENERAL (一般条款)

12.1 The failure or delay in exercising a right or remedy under this Agreement shall not be constituted as a waiver of the right or remedy, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy.

未主张、延迟主张权利或者救济不能被视作放弃本协议下其他权利和救济，并且对于部分权利和救济的主张不能阻止进一步权利和救济的主张。

12.2 Should any clause or any part of any clause contained in this Agreement be declared invalid or unenforceable for any reason whatsoever, all other clauses or parts of clauses contained in this Agreement shall remain in full force and effect.

如果本协议任何条款或者条款的某部分因为任何原因被宣布为无效或者无强制执行力，所有其他的条款或者条款的其他部分仍保持完全的效力。

12.3 This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements.

本协议构成双方针对本协议主题事项的完整协议并且取代所有之前的协议。

12.4 No amendment or variation of this Agreement shall be valid unless it is in writing and executed by the Parties or their authorized representatives.

除非通过书面的方式并由双方或者双方代表签署，任何修正或者更改都无效。

12.5 This Agreement shall be executed in two (2) duplicate originals in both English and Chinese. Each Party shall receive one (1) duplicate original, and all originals shall be equally valid. In case of any discrepancies among the different languages, the Chinese version shall prevail.

本协议用中英文制作二份。每方各持有一份，具有同等效力。当本协议中英文含义不一致时，以中文文本为准。

[SIGNATURE PAGE FOLLOWS]

[以下是签字页]

Consulting Services Agreement

［SIGNATURE PAGES］

［签字页］

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives/authorized representative.

兹证明，本协议由双方或者双方的法定代表人签订/被授权人。

PARTY A:	Hangzhou Ruiran Technology Co., Ltd
甲方：	杭州瑞然科技有限公司
Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name: 吴昊天
姓名: WU, Haotian
Title: Executive director/general manager
职务:执行董事/总经理

PARTY B:	[●]
乙方：	[●]
Legal/Authorized Representative: ______________________
法定代表人/或被授权人（签字）
Name: [●]
姓名: [●]
Title: [●]
职务: [●]

Annex 1 Calculation and Payment Method of Technology Consulting Service Fees

附件1 咨询服务费计算和支付方式

1.	The calculation method of the Consulting Service Fees paid by Party B to Party A is as follows:

 乙方应向甲方支付咨询服务费的计算方法如下：

Based on the services provided by Party A.

基于甲方提供的服务。

2.

Each Quarter, Party A may adjust the said fees rate depending on Party B’s actual operations. Party B shall be obligated to, at Party A’s request and at any time, provide Party A with the corresponding materials. Party A has the right to, at any time, check or verify such materials.

每一季度，甲方可以依乙方实际运营调整所述费率。乙方应有义务依甲方要求在任何时候向甲方提供相关材料。甲方有权在任何时候确认和核实该资料。